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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-Q of Investors Financial Services Corp. (the "Company") for the period ending March 31, 2004 as filed on May 7, 2004 and amended on the date hereof by the filing of an amendment on Form 10-Q/A (the "Report"), I, Kevin J. Sheehan, Chairman and Chief Executive Officer, hereby certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ KEVIN J. SHEEHAN Kevin J. Sheehan Chairman and Chief Executive Officer

November 15, 2004

A signed original of this written statement required by Section 906 has been provided to Investors Financial Services Corp. and will be retained by Investors Financial Services Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Report on Form 10-Q of Investors Financial Services Corp. (the "Company") for the period ending March 31, 2004 as filed on May 7, 2004 and amended on the date hereof by the filing of an amendment on Form 10-Q/A (the "Report"), I, John N. Spinney, Jr., Senior Vice President and Chief Financial Officer, hereby certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ JOHN N. SPINNEY, JR. John N. Spinney, Jr. Senior Vice President and Chief Financial Officer

November 15, 2004

A signed original of this written statement required by Section 906 has been provided to Investors Financial Services Corp. and will be retained by Investors Financial Services Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002